AMENDMENT TO SHARE EXCHANGE AGREEMENT

THIS AGREEMENT (the “Amendment Agreement”) is made effective as of the 5th day of November, 2010

AMONG:

HORIYOSHI WORLDWIDE INC. a Nevada corporation, of 711 South Olive Street, Suite 504, Los Angeles, California, 90014.
(“Pubco”)

AND:

HORIYOSHI THE THIRD LIMITED (formerly Horiyoshi III Worldwide Ltd.), a Hong Kong company, of 16E Neich Tower, 128 Gloucester Road, Wanchai, Hong Kong.
(“Priveco”)

AND:
THE UNDERSIGNED SHAREHOLDERS OF PRIVECO AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the “Selling Shareholders”)

WHEREAS:

A.	The Parties entered in a Share Exchange Agreement (the “Original Agreement”) dated September 1, 2010.

B.	Unless otherwise defined herein, all terms, whether defined or undefined, shall have the meaning ascribed to them in the Original Agreement.

C.

Upon the terms and subject to the conditions set forth in the Original Agreement, Pubco has agreed to issue up to 64,866,000 common shares in the capital of Pubco as of the Closing Date, as defined therein, to the Selling Shareholders as consideration for the purchase by Pubco of the issued and outstanding common shares of Priveco held by the Selling Shareholders.

D.

Upon the terms and subject to the conditions set forth in the Original Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Priveco held by the Selling Shareholders to Pubco in exchange for common shares of Pubco.

E.

By this Amendment Agreement the Parties wish to decrease the number of securities issuable by Pubco in consideration for the shares of the Selling Shareholders to 30,000,000 shares, and to waive the condition precedent that

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.     The Original Agreement shall be amended as follows:

Amendment to Share Exchange Agreement among Horiyoshi Worldwide Inc., Horiyoshi the Third Limited, and the Selling Shareholders of Horiyoshi the Third Limited. (November 5, 2010)

(a)	in sub-section 1.1 (i) (Pubco Shares) the number “64,866,000” shall be deleted and replaced with the number “30,000,000”;

(b)	in sub-section 2.2 (Consideration) the number “6,486” shall be deleted and replaced with the number “3,000”;

(c)

in sub-section 4.3 (Capitalization of Pubco) the words “and those issuable pursuant to the private placement agreement referenced in below subsection 6.13” shall be deleted and replaced with the words “upon Closing”;

(d)	in sub-section 5.1 (j) (Outstanding Shares of Pubco) the words “and as contemplated by the private placement agreement referenced in below subsection 6.13” shall be deleted;

(e)

in sub-section 5.2 (i) (Outstanding Shares) the number “95,366,525” shall be replaced with the number “60,000,525”, and the words “and to the private placement agreement referenced in below article 6.13” shall be deleted;

(f)	sub-section 6.13(Pubco Private Placement) shall be deleted; and

(g)	the table of Selling Shareholders contained in Schedule 1 shall be deleted and replaced with the following table:

Name	Address	Number of Priveco Shares held before Closing	Total Number of Pubco Shares to be issued by Pubco on Closing
Lone Star Capital Limited (formerly Stone Holdings Corporation Limited)	16E, Neich Tower, 128 Gloucester Road, Wanchai, Hong Kong	7,500	22,500,000
Yoshihito Nakano	5-3 Kubocho Nishi-Ku, Yokohama, Japan.	2,000	6,000,000
Mitsuo Kojima	5-12-24 Minami Aoyama, Minato-ku, Tokyo, Japan.	500	1,500,000
	Total shares:	10,000	30,000,000

2.       All other terms of the Original Agreement are hereby ratified and shall remain in full force and effect except as modified herein.

3.       This Amendment Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

4.       This Amendment Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

Amendment to Share Exchange Agreement among Horiyoshi Worldwide Inc., Horiyoshi the Third Limited, and the Selling Shareholders of Horiyoshi the Third Limited. (November 5, 2010)

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

HORIYOSHI THE THIRD LIMITED

Per: /s/ Steve Sang Keun Suk
Steve Sang Keun Suk, President and
Director

HORIYOSHI WORLDWIDE INC.

Per:/s/Mitsuo Kojima
Mitsuo Kojima, President and Director

Amendment to Share Exchange Agreement among Horiyoshi Worldwide Inc., Horiyoshi the Third Limited, and the Selling Shareholders of Horiyoshi the Third Limited. (November 5, 2010)

SCHEDULE 1
AMENDMENT TO SHARE EXCHANGE AGREEMENT

SELLING SHAREHOLDERS

LONE STAR CAPITAL LIMITED

Per: /s/Steve Sang Keun Suk
        Steve Sang Keun Suk,
Authorized Signatory

/s/Yoshihito Nakano
YOSHIHITO NAKANO

/s/Mitsuo Kojima
MITSUO KOJIMA

Amendment to Share Exchange Agreement among Horiyoshi Worldwide Inc., Horiyoshi the Third Limited, and the Selling Shareholders of Horiyoshi the Third Limited. (November 5, 2010)